EXHIBIT 99.1


                     IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                              (Baltimore Division)

In re:                             *
                                             (Chapter 11)
CALIBER LEARNING NETWORK, INC.,    *     Case No. 01-5-9533-JFS

                  Debtor.          *

*    *    *    *    *    *    *    *    *    *    *    *    *    *     *     *

                 ORDER GRANTING DEBTOR'S MOTION FOR APPROVAL OF
                  ASSET PURCHASE AGREEMENT WITH SYLVAN LEARNING
                SYSTEMS, INC. AND DENYING UUNET'S TRUSTEE MOTION



     Upon consideration of the Motion for Order Approving Asset Purchase Agreement with Sylvan Learning Systems, Inc. or its assigns ("Sylvan") filed by Caliber Learning Network, Inc. (the "Debtor") (the "Sale Motion"), and the Asset Purchase Agreement attached thereto and/or referenced therein, together with all amendments thereto (the "Asset Purchase Agreement"), and UUNet's motion to appoint a Trustee and the Court having fully considered and heard all objections filed in response to the Sale Motion and Trustee motion at a hearing held by this Court on September 10 and 25, 2001 (the "Sale Hearing"), and after due deliberation by this Court regarding this matter, it is this 2nd day of October, 2001, by the United States Bankruptcy Court for the District of Maryland (Baltimore Division),

     FOUND THAT:

     1. Notice of the Sale Motion, the Asset Purchase Agreement and the Sale Hearing was properly provided by the Debtor to all creditors and parties-in-interest entitled to such notice pursuant to applicable bankruptcy laws, statutes, and rules, and no other or further notice of the Sale Motion, Asset Purchase Agreement or Sale Hearing is necessary;

     2. Pursuant to the terms of the Asset Purchase Agreement, the Debtor has agreed to assume and assign to Sylvan, and Sylvan has agreed to assume, certain executory contracts (the "Executory Contracts"). The Executory Contracts which may be assumed and assigned are more particularly described in the Asset Purchase Agreement and schedules thereto. The Debtor believes the schedules are accurate and complete, but reserves the right to supplement the schedules;

     3. The Debtor's consummation and closing of the Asset Purchase Agreement represent a transaction that is within the sound business judgment of the Debtor;

     4. The procedures followed by the Debtor in obtaining and entering into the Asset Purchase Agreement, in providing notice of the Sale Motion, the Asset Purchase Agreement and the Sale Hearing, and in establishing the bidding procedures that the Debtor has implemented in order to attempt to obtain higher and better offers for the Purchased Assets being sold to Sylvan pursuant to the Asset Purchase Agreement, have insured that the Debtor has obtained the highest and best offer for the Purchased Assets which, in turn, has brought the highest and best value to the Debtor's bankruptcy estate;

     5. All requirements of Sections 363(b), (f), (k), (l) and (m) and 365 of the United States Bankruptcy Code ("Bankruptcy Code") have been fully satisfied;

     6. The transactions contemplated by the Asset Purchase Agreement were undertaken and negotiated by the parties at arm's length, without collusion and in good faith within the meaning of 11 U.S.C. Section 363(m). Sylvan has acted in good faith in connection with the sale of assets and assumption and assignments contemplated under the Agreement and this Order (the "Order") and is a good faith purchaser within the meaning of 11 U.S.C. Section 363(m); Sylvan is hereby found to be a bona fide purchaser with respect to the Purchased Assets;



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

     7. The Debtor and Sylvan have provided adequate assurance of cure and of future performance of all executory contracts which the Debtor seeks to assume and assign to Sylvan pursuant to 11 U.S.C. Section 365;

     8. The Debtor does not intend to convey and Sylvan does not intend to acquire, and will not convey or acquire, the Course Intellectual Property created pursuant to the Course Development and Delivery Agreements, as those terms are defined in the Objection by University of Southern California to Debtor's Motion for Approval of Asset Purchase Agreement with Sylvan Learning Systems (the "U.S.C. Objection");

     9. Continuation of the Debtor's current datacom/telecom services from UUNet/MCI at the current rate of cost, for a period of at least ninety (90) days from the Closing Date under the Asset Purchase Agreement, is necessary to consummate and carry out the transactions contemplated under the Asset Purchase Agreement and authorized by this Order and the Bankruptcy Code;

     10. The Purchase Price (as said term is defined in the Asset Purchase Agreement) being paid by Sylvan to the Debtor for the Purchased Assets, pursuant to the terms and conditions of the Asset Purchase Agreement, is fair and reasonable; and

     11. The relief requested in the Sale Motion and at the Sale Hearing is in the best interest of the Debtor's bankruptcy estate, the Debtor's creditors, equity holders and other parties-in-interest.

     THEREFORE, IT IS HEREBY,

     ORDERED that the relief sought in the Sale Motion is hereby granted in its entirety; and it is further


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


     ORDERED that the Asset Purchase Agreement, the terms and conditions thereof and the transactions contemplated therein are hereby approved in their entirety; and it is further

     ORDERED that all objections and responses to the Sale Motion are resolved in accordance with the terms of this Order, and to the extent any such objections or responses were not withdrawn, waived or settled, they are hereby overruled and denied; and it is further

     ORDERED that unless otherwise defined herein, the capitalized terms used in this Order shall have the same meaning ascribed to them in the Asset Purchase Agreement; and it is further

     ORDERED that the findings of fact set forth above are ratified and adopted as findings of this Court and are incorporated into this Order by reference, and to the extent any of the findings set forth herein are deemed to be conclusions of law, then such findings are hereby confirmed; and it is further

     ORDERED that the Debtor is hereby authorized to sell the Purchased Assets to Sylvan and to assume and assign to Sylvan the Executory Contracts upon the terms of the Asset Purchase Agreement in exchange for the consideration set forth in the Asset Purchase Agreement; and it is further

     ORDERED that the Asset Purchase Agreement is hereby clarified to provide that the Debtor does not convey, and Sylvan does not acquire, the Course Intellectual Property created pursuant to the Course Development and Delivery Agreements, as those terms are defined in the U.S.C. Objection; and it is further

     ORDERED that the Debtor's Executory Contracts with PricewaterhouseCoopers, LLP and Cadence Design Systems, Inc. being assumed and assigned to Sylvan pursuant to this Order are hereby amended to provide that Buyer under the Asset Purchase Agreement shall not be obligated to provide facilities for the delivery of the services provided for in such Executory


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


Contracts and any such provisions in said Executory Contracts shall not be enforceable; and it is further

     ORDERED that the sale of the Purchased Assets and the assignment of the Executory Contracts to Sylvan shall be free and clear of all Liabilities, with any and all Liabilities to attach as of the Closing Date to the net proceeds of sale to the same extent and with the same priority as existed prior to the Closing Date; and it is further

     ORDERED that Sylvan shall assume no Liabilities with respect to the purchase of the Purchased Assets and assignment of the Purchased Contracts pursuant to the Asset Purchase Agreement except as expressly set forth in the Asset Purchase Agreement; and it is further

     ORDERED that with respect to the $405,000 cure liability to PricewaterhouseCoopers, LLP ("PWC") with respect to the Debtor's Executory Contract with PWC being assumed by the Debtor and assigned to Sylvan in accordance with the terms of this Order, said amount representing the net balance of the post-petition payments made by PWC under its Executory Contract with the Debtor (the "Post-Petition Prepayment Cure Liability"), an amount equal to one-half of the Post-Petition Prepayment Cure Liability owing to PWC (i.e. $202,500) shall be deducted from the cash portion of the $750,000 Purchase Price to be paid by Sylvan to the Debtor at Closing; and it is further

     ORDERED that Sylvan shall pay or otherwise satisfy the Post-Petition Prepayment Cure Liability to PWC (up to $405,000), and the Debtor shall have no obligation for the Post-Petition Prepayment Cure Liability to PWC; and it is further

     ORDERED that upon closing on the Asset Purchase Agreement and under the terms and conditions of this Order, the ownership of the Purchased Assets by Sylvan and the assignment of the Executory Contracts to Sylvan shall be free and clear of all Liabilities; and it is further


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


     ORDERED that the payment of the Purchase Price to the Debtor by Sylvan as set forth in the Asset Purchase Agreement is hereby approved; and it is further

     ORDERED that Sylvan shall have no liability or responsibility for any liability or obligation of the Debtor other than for the Purchase Price (as provided for and defined in the Asset Purchase Agreement) except for ordinary course liability arising under the Purchased Contracts after the Closing Date and to the extent provided in section 2.2 of the Asset Purchase Agreement; and it is further

     ORDERED  that  Sylvan  is  hereby  granted  the  protections   provided  to
good-faith purchasers under 11 U.S.C. Section 363(m); and it is further

     ORDERED that the sale approved herein is not subject to avoidance under 11 U.S.C. Section 363(n); and it is further

     ORDERED that the Debtor is hereby authorized and directed to take all actions and sign all documents as are necessary to close pursuant to the Asset Purchase Agreement and to consummate the transactions contemplated therein, including, without limitation, executing and delivering all of the instruments of transfer, conveyance documents and other documents (both before and after closing) necessary to consummate and settle the Asset Purchase Agreement and the transactions contemplated thereby; and it is further

     ORDERED that the Debtor is also hereby authorized and directed to enter an interim use agreement with Sylvan to provide for continuation of the Debtor's current datacom/telecom services from UUNet/MCI (at the current rate of cost) for a period of at least ninety (90) days commencing on the Closing Date; provided that Sylvan shall reimburse the Debtor's estate for all charges incurred by the Debtor for services utilized by Sylvan under said interim use agreement until the Use Termination Date (as hereinafter defined), and provided further that in


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

no event shall Sylvan be deemed to have assumed or be responsible for any Liabilities of the Debtor under any datacom/telecom service agreements or arrangements with UUNet/MCI prior to the commencement of the interim use agreement on the Closing Date, during the interim use agreement period if such charges were incurred by the Debtor but not utilized by Sylvan, or after the Use Termination Date (as used herein, the "Use Termination Date" shall be the date fixed by Sylvan in a written notice to the Debtor as the date after which the Debtor's datacom/telecom services from UUNet/MCI are no longer needed by Sylvan, which date may be a date earlier than the date which is ninety (90) days after the Closing Date provided that such date shall be a date not less than thirty
(30) days after the date Sylvan provides the Debtor with such written notice); and it is further

     ORDERED that UUNet/MCI shall continue to provide to the Debtor (to be made available to Sylvan under an interim use agreement between the Debtor and Sylvan) the Debtor's current datacom/telecom services at the Debtor's current rate of cost for a period of at least ninety (90) days commencing on the Closing Date unless such period is earlier terminated by notice from the Debtor to UUNet/MCI upon the effective date of Sylvan's no longer needing such services; and it is further ORDERED that all of the terms and provisions of this Order shall be binding upon the Debtor and its bankruptcy estate, any subsequently appointed trustee or other fiduciary or legal representative of the Debtor, either under Chapter 7 or Chapter 11 of the Bankruptcy Code, and upon all creditors of the Debtor and all other parties in interest; and it is further

     ORDERED that notwithstanding Fed. R. Bankr. P.6004(g) this order shall be effective and enforceable immediately upon entry and its provisions shall be self-executing; and it is further



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


     ORDERED that this Court shall retain jurisdiction over any matters relating to or arising from the implementation of this Order including, without limitation, the resolution of any dispute whatsoever arising out of or concerning the Asset Purchase Agreement or the Purchased Assets; and it is further

     ORDERED that within three (3) business days of the entry of this Order, the Debtor shall serve a copy of the Order upon all parties in interest and no further notice of the Order and the terms contained herein shall be necessary under the Bankruptcy Rules; and it is further

     ORDERED that UUNet's motion for the appointment of a Trustee is hereby denied.


                                           /s/ JAMES F. SCHNEIDER
                                           ------------------------------------
                                           United States Bankruptcy Court Judge


cc:  Joel I. Sher, Esquire
     Kimberly M. Stoker, Esquire
     Shapiro Sher & Guinot
     36 South Charles Street
     Suite 2000
     Baltimore, Maryland 21201

     Mark A. Neal, Esquire
     Acting Assistant United States Trustee
     Office of the United States Trustee
     300 West Pratt Street
     Suite 350
     Baltimore, Maryland  21201

     Richard L. Wasserman, Esquire
     Venable Baetjer & Howard
     Two Hopkins Plaza
     Suite 1800
     Baltimore, Maryland 21201

     Jeffrey Orenstein, Esquire
     One Central Plaza
     1130 Rockville Pike, Suite 408
     Rockville, Maryland  20852

     Attached Service List



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